Exhibit 10.4

WAIVER TO SECURITIES AMENDMENT AND PURCHASE AGREEMENT

          THIS WAIVER TO SECURITIES AMENDMENT AND PURCHASE AGREEMENT (this “Waiver”) is entered into as of October 19, 2009 by and among HC INNOVATIONS, INC., a Delaware corporation (the “Company”), and the NOTEHOLDERS identified on the signature pages hereto (each, a “Noteholder” and collectively, the “Noteholders”).

RECITALS

          WHEREAS, the Company and the Noteholders entered into a Securities Amendment and Purchase Agreement (as previously amended, the “Securities Amendment and Purchase Agreement”) dated as of December 23, 2008;

          WHEREAS, the Company proposes to issue to Brahma Finance (BVI) Limited a Senior Secured Note (the “Senior Secured Note”) of even date herewith, in the principal amount of $2,400,000, the proceeds of which will be used by the Company for general corporate purposes; and

          WHEREAS, in connection with the Senior Secured Note, the parties hereto propose to waive certain provisions of the Securities Amendment and Purchase Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

          1.          Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Securities Amendment and Purchase Agreement. In addition, the term “Senior Secured Note”, shall mean the Senior Secured Note dated as of October 19, 2009 issued by the Company to Brahma Finance (BVI) Limited when used in the Securities Amendment and Purchase Agreement.

          2.          Amendment of Section 8.12 of the Securities Amendment and Purchase Agreement. Section 8.12 of the Securities Amendment and Purchase Agreement is amended by inserting the word “;and” following clause (c) thereof and adding a new clause (d) as follows:

          “(d) the Senior Secured Note.”

          3.           Amendment of Section 8.13 of the Securities Amendment and Purchase Agreement. Section 8.13 of the Securities Amendment and Purchase Agreement is amended by adding the words “the Senior Secured Note” immediately before the words “and Permitted Liens.”

          4.          Governing Law. All questions concerning the construction, interpretation and validity of this Waiver shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of New York.

          5.          Counterparties; Effectiveness. This Waiver may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterparts transmitted by facsimile may be treated as an original instrument and relied upon for all purposes as such. This Waiver shall become effective on the date on which counterparts hereof have been executed and delivered by the Company and the Required Noteholders.

          6.          Miscellaneous. The parties hereto agree and acknowledge that nothing contained in this Waiver in any manner or respect limits or terminates any of the provisions of the Securities Amendment and Purchase Agreement, other than as expressly set forth herein and further agree and acknowledge that the Securities Amendment and Purchase Agreement remains and continues in full force and effect. If there is any conflict between the terms and conditions this Waiver and the terms and conditions of the Securities Amendment and Purchase Agreement, the terms and conditions of this Waiver shall prevail. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Waiver shall not operate as an amendment of any right, power or remedy of any party to the Securities Amendment and Purchase Agreement, nor constitute an amendment of any provision of the Securities Amendment and Purchase Agreement. On and after the date of this Waiver, each reference in the Securities Amendment and Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Securities Amendment and Purchase Agreement as amended hereby.

[Signature pages follow. The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each of the undersigned has caused this Waiver to be duly executed and delivered as of the date first above written.

COMPANY:

HC INNOVATIONS, INC.

By:

Name: John Randazzo
Title: Interim Chief Executive Officer

NOTEHOLDERS:

WELWYN MANAGEMENT COMPANY	RICHARD F. DELATER

By:

Name: Richard DeLater
Title:

BRAHMA FINANCE (BVI) LIMITED	JAMES J. BIGL REVOCABLE TRUST

By:	By:

Name: John M. Clapp	Name: James J. Bigl
Title: Attorney-In-Fact	Title:

THE KENNETH D LAMÉ LIVING TRUST	PACIFIC AERIE HOLDING LLC

By:	By:

Name: Kenneth D. Lamé	Name: Jon T. Lamé
Title: Trustee	Title: Manager

DUSTIN LEFEBVRE	LESLIE S. LEFEBVRE

PAUL B. LEFEBVRE	RAYMOND MARKMAN, as Assignee of MCCORKLE COURT REPORTERS, INC.

VI TILPAK	ADAM LEFEBVRE

RYAN LEFEBVRE	JEROME ADLER